UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 14, 2011 (December 8, 2011)

Magellan Petroleum Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-5507	06-0842255
(Commission File Number)	(IRS Employer Identification No.)

7 Custom House Street, 3rd Floor, Portland, ME	04101
(Address of Principal Executive Offices)	(Zip Code)

207-619-8500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its 2011 Annual Meeting on December 8, 2011, in Denver (Broomfield), CO. The following three Class II directors were elected to the 8-member Board of Directors: (a) Nikolay V. Bogachev, a director since 2009 and the Chairman and Chief Executive Officer of Young Energy Prize, s.a., the Company’s strategic investor; (b) William H. Hastings, the Company’s Senior Advisor for Business Development and its former President and Chief Executive Officer; and (c) J. Thomas Wilson, a director since 2009 and the Company’s current President and Chief Executive Officer. Each of these directors will serve a term of office of three years, expiring at the annual meeting of shareholders to be held in 2014.

The certified results of the matters voted upon at the meeting, which are more fully described in the Company’s 2011 Proxy Statement, are as follows:

	For	Withheld	Broker Non-Votes

Election of Directors

Nikolay V. Bogachev	24,922,247	3,308,191	19,885,564

William H. Hastings	26,187,052	2,043,387	19,885,564

J. Thomas Wilson	26,175,247	2,055,191	19,885,564

	For	Against	Abstain	Broker Non-Votes

Proposed non-binding advisory resolution regarding approval of the compensation of our named executive officers.	18,479,166	8,815,933	935,339	19,885,564

	One Year	Two Years	Three Years	Abstain	Broker Non-Votes

Proposed frequency of the non-binding shareholder vote regarding the approval of the compensation of our named executive officers.	25,267,741	253,457	2,344,368	364,873	19,885,564

	For	Against	Abstain	Broker Non-Votes

Ratification of the Appointment of Ehrhardt Keefe Steiner & Hottman PC as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2011.	47,408,725	419,088	288,190	0

Item 8.01 Other Events

Company Press Release

On December 12, 2011, the Company issued a press release announcing the voting results of shareholders at the 2011 Annual Meeting held on December 8, 2011 in Denver (Broomfield), CO. A copy of the Company’s press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

The following document is filed herewith as an exhibit:

Exhibit No.	Description

99.1	Company press release dated December 12, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MAGELLAN PETROLEUM CORPORATION

By:	/s/ J. Thomas Wilson
Name: J. Thomas Wilson
Title: President and Chief Executive Officer

Dated: December 14, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Company press release dated December 12, 2011.